CONSOLIDATED FINANCIAL STATEMENT
AT MARCH 31 OF 2004 AND 2003
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	TOTAL ASSETS	30,476,359	100	33,128,348	100

2	CURRENT ASSETS	9,261,458	30	10,605,708	32
3	CASH AND SHORT-TERM INVESTMENTS	1,242,906	4	2,929,375	9
4	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	2,291,625	8	2,493,276	8
5	OTHER ACCOUNTS AND DOCUMENTS RECEIVABLE	1,887,756	6	1,243,968	4
6	INVENTORIES	3,839,171	13	3,939,089	12
7	OTHER CURRENT ASSETS	-	-	-	-
8	LONG-TERM	741,916	2	847,787	3
9	ACCOUNTS AND DOCUMENTS RECEIVABLE (NET)	741,916	2	847,787	3
10	INVESTMENT IN SHARES OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATED	-	-	-	-
11	OTHER INVESTMENTS	-	-	-	-
12	PROPERTY, PLANT AND EQUIPMENT	18,657,799	61	19,699,125	59
13	PROPERTY	14,068,696	46	14,393,078	43
14	MACHINERY AND INDUSTRIAL EQUIPMENT (NET)	26,649,971	87	27,340,204	83
15	OTHER EQUIPMENT	-	-	-	-
16	ACCUMULATED DEPRECIATION	23,134,189	76	23,168,004	70
17	CONSTRUCTION IN PROGRESS	1,073,321	4	1,133,847	3
18	DEFERRED ASSETS (NET)	1,815,186	6	1,975,728	6
19	OTHER ASSETS	-	-	-	-

20	TOTAL LIABILITIES	22,025,183	100	24,308,838	100
21	CURRENT LIABILITIES	9,218,815	42	10,265,484	42
22	SUPPLIERS	1,951,080	9	2,125,659	9
23	BANK LOANS	3,972,670	18	5,078,576	21
24	STOCK MARKET LOANS	790,239	4	439,451	2
25	TAXES TO BE PAID	71,417	0	107,805	0
26	OTHER CURRENT LIABILITIES	2,497,409	11	2,513,993	10
27	LONG-TERM LIABILITIES	10,830,405	49	12,035,281	50
28	BANK LOANS	3,064,835	14	4,398,791	18
29	STOCK MARKET LOANS	7,765,570	35	7,636,490	31
30	OTHER LOANS	-	-	-	-
31	DEFERRED LOANS	355,419	2	520,926	2
32	OTHER LIABILITIES	1,558,544	7	1,487,147	6

33	CONSOLIDATED STOCK HOLDERS' EQUITY	8,451,176	100	8,819,510	100
34	MINORITY INTEREST	2,639,041	31	2,805,615	32
35	MAJORITY INTEREST	5,812,135	69	6,013,895	68
36	CONTRIBUTED CAPITAL	10,127,066	120	7,518,739	85
37	PAID-IN CAPITAL STOCK (NOMINAL)	324,000	4	324,000	4
38	RESTATEMENT OF PAID-IN CAPITAL STOCK	8,821,957	104	6,227,982	71
39	PREMIUM ON SALES OF SHARES	981,109	12	966,757	11
40	CONTRIBUTIONS FOR FUTURE CAPITAL INCREASES	-	-	-	-
41	CAPITAL INCREASE (DECREASE)	(4,314,931)	(51)	(1,504,844)	(17)
42	RETAINED EARNINGS AND CAPITAL RESERVE	16,171,485	191	16,343,107	185
43	REPURCHASE FUND OF SHARES	2,000,000	24	2,514,000	29
44	EXCESS (SHORTFALL) IN RESTATEMENT OF HOLDER'S EQUITY	(22,795,612)	(270)	(20,134,714)	(228)
45	NET INCOME FOR THE YEAR	309,196	4	(227,237)	(3)

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
3	CASH AND SHORT-TERM INVESTMENTS	1,242,906	100	2,929,375	100
46	CASH	425,897	34	561,205	19
47	SHORT-TERM INVESTMENTS	817,009	66	2,368,170	81

18	DEFERRED ASSETS (NET)	1,815,186	100	1,975,728	100
48	AMORTIZED OR REDEEMED EXPENSES	1,030,238	57	1,157,111	59
49	GOODWILL	784,948	43	818,617	41
50	DEFERRED TAXES	-	-	-	-
51	OTHERS	-	-	-	-

21	CURRENT LIABILITIES	9,282,815	100	10,265,484	100
52	FOREIGN CURRENCY LIABILITIES	5,960,611	64	7,501,916	73
53	MEXICAN PESOS LIABILITIES	3,322,205	36	2,763,568	27

24	STOCK MARKET LOANS	790,239	100	439,451	100
54	COMMERCIAL PAPER	790,239	100	439,451	100
55	CURRENT MATURITIES OF MEDIUM TERM NOTES	-	-	-	-
56	CURRENT MATURITIES OF BONDS	-	-	-	-

26	OTHER CURRENT LIABILITIES	2,497,409	100	2,513,993	100
57	OTHER CURRENT LIABILITIES WITH COST	-	-	-	-
58	OTHER CURRENT LIABILITIES WITHOUT COST	2,497,409	100	2,513,993	100

27	LONG-TERM LIABILITIES	10,830,405	100	12,035,281	100
59	FOREIGN CURRENCY LIABILITIES	5,895,227	54	5,042,636	42
60	MEXICAN PESOS LIABILITIES	4,935,178	46	6,992,645	58

29	STOCK MARKET LOANS	7,765,570	100	7,636,490	100
61	BONDS	-	-	-	-
62	MEDIUM TERM NOTES	7,765,570	100	7,636,490	100

30	OTHER LOANS	-	100	-	100
63	OTHER LOANS WITH COST	-	-	-	-
64	OTHER LOANS WITHOUT COST	-	-	-	-

31	DEFERRED LOANS	353,418	100	520,926	100
65	NEGATIVE GOODWILL	-	-	-	-
66	DEFERRED TAXES	353,418	100	520,926	100
67	OTHERS	-	-	-	-

32	OTHER LIABILITIES	1,558,544	100	1,487,147	100
68	RESERVES	1,404,501	90	1,343,122	90
69	OTHERS LIABILITIES	154,043	10	144,025	10

44	EXCESS (SHORTFALL) IN RESTATEMENT OF STOCK HOLDERS' EQUITY	(22,795,612)	100	(20,134,714)	100
70	ACCUMULATED INCOME DUE TO MONETARY POSITION	-	-	-	-
71	INCOME FROM NON-MONETARY POSITION ASSETS	(22,795,612)	100	(20,134,714)	100

CONSOLIDATED FINANCIAL STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF S	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
72	WORKING CAPITAL	(21,357)		340,224
73	PENSIONS FUND AND SENIORITY PREMIUMS	580,883		408,872
74	EXECUTIVES (*)	237		299
75	EMPLOYEE (*)	5,337		5,736
76	WORKERS (*)	19,335		20,297
77	CIRCULATION SHARES (*)	300,646,810		300,646,810
78	REPURCHASED SHARES (*)	23,353,190		23,353,190

	(*) ITEMS EXPRESED IN UNITS

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO MARCH 31 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,115,415	100	5,987,376	100
2	COST OF SALES	4,543,011	74	4,420,101	74
3	GROSS INCOME	1,572,404	26	1,567,275	26
4	OPERATING EXPENSES	1,251,734	20	1,204,760	20
5	OPERATING INCOME	320,670	5	362,515	6
6	TOTAL FINANCING COST	149,554	2	516,091	9
7	INCOME AFTER FINANCING COST	171,116	3	(153,576)	(3)
8	OTHER FINANCIAL OPERATIONS	(315,775)	(5)	14,770	0
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	486,891	8	(168,346)	(3)
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	132,351	2	8,647	0
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	354,540	6	(176,993)	(3)
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	354,540	6	(176,993)	(3)
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	-	-
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	354,540	6	(176,993)	(3)
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	354,540	6	(176,993)	(3)
19	NET INCOME OF MINORITY INTEREST	45,344	1	50,244	1
20	NET INCOME OF MAJORITY INTEREST	309,196	5	(227,237)	(4)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,115,415	100	5,987,376	100
21	DOMESTIC	4,369,189	71	4,448,483	74
22	FOREIGN	1,746,226	29	1,538,893	26
23	TRANSLATED INTO DOLLARS (***)	156,297	3	134,947	2

6	TOTAL FINANCING COST	149,554	100	516,091	100
24	INTEREST PAID	455,959	305	454,718	88
25	EXCHANGE LOSSES	(58,604)	(39)	273,474	53
26	INTEREST EARNED	20,357	14	42,909	8
27	EXCHANGE PROFITS	-	-	-	-
28	GAIN DUE TO MONETARY POSITION	(227,444)	(152)	(169,192)	(33)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	(315,775)	100	14,770	100
29	OTHER NET EXPENSES (INCOME) NET	(315,775)	100	14,770	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	132,351	100	8,647	100
32	INCOME TAX	111,816	84	99,602	1,152
33	DEFERRED INCOME TAX	(17,235)	(13)	(115,646)	(1,337)
34	WORKERS' PROFIT SHARING	37,424	28	24,344	282
35	DEFERRED WORKERS' PROFIT SHARING	346	0	347	4

CONSOLIDATED EARNING STATEMENT
OTHER CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
36	TOTAL SALES	7,594,151		7,111,970
37	NET INCOME OF THE YEAR	-		-
38	NET SALES (**)	25,333,605		25,686,072
39	OPERATION INCOME (**)	1,824,092		1,961,290
40	NET INCOME OF MAJORITY INTEREST (**)	(47,470)		(469,170)
41	NET CONSOLIDATED INCOME (**)	133,823		(455,296)

	(**) LAST TWELVE MONTHS

CONSOLIDATED EARNING STATEMENT
FROM JANUARY THE 1st TO MARCH 31 OF 2004 AND 2003
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,115,415	100	5,987,376	100
2	COST OF SALES	4,543,011	74	4,420,101	74
3	GROSS INCOME	1,572,404	26	1,567,275	26
4	OPERATING EXPENSES	1,251,734	20	1,204,760	20
5	OPERATING INCOME	320,670	5	362,515	6
6	TOTAL FINANCING COST	149,554	2	516,091	9
7	INCOME AFTER FINANCING COST	171,116	3	(153,576)	(3)
8	OTHER FINANCIAL OPERATIONS	(315,775)	(5)	14,775	0
9	INCOME BEFORE TAXES AND WORKERS' PROFIT SHARING	486,891	8	(168,351)	(3)
10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	132,351	2	8,648	0
11	NET INCOME AFTER TAXES AND WORKERS' PROFIT SHARING	354,540	6	(176,999)	(3)
12	SHARE IN NET INCOME OF SUBSIDIARIES AND NON-CONSOLIDATED ASSOCIATES	-	-	-	-
13	CONSOLIDATED NET INCOME OF CONTINUOUS	354,540	6	(176,999)	(3)
14	INCOME OF DISCONTINUOUS OPERATIONS	-	-	(5)	(0)
15	CONSOLIDATED NET INCOME BEFORE EXTRAORDINARY ITEMS	354,540	6	(176,994)	(3)
16	EXTRAORDINARY ITEMS NET EXPENSES (INCOME)	-	-	-	-
17	NET EFFECT AT THE BEGINNING OF THE YEAR BY CHANGES IN ACCOUNTING PRINCIPLES	-	-	-	-
18	NET CONSOLIDATED INCOME	354,540	6	(176,994)	(3)
19	NET INCOME OF MINORITY INTEREST	45,344	1	50,244	1
20	NET INCOME OF MAJORITY INTEREST	309,196	5	(227,238)	(4)

CONSOLIDATED EARNING STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF R	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	%	Amount	%
1	NET SALES	6,115,415	100	5,987,376	100
21	DOMESTIC	4,369,189	71	4,448,483	74
22	FOREIGN	1,746,226	29	1,538,893	26
23	TRANSLATED INTO DOLLARS (***)	156,297	3	134,947	2

6	TOTAL FINANCING COST	149,554	100	516,091	100
24	INTEREST PAID	455,959	305	454,718	88
25	EXCHANGE LOSSES	(58,604)	(39)	273,474	53
26	INTEREST EARNED	-	-	-	-
27	EXCHANGE PROFITS	20,357	14	42,909	8
28	GAIN DUE TO MONETARY POSITION	(227,444)	(152)	(169,192)	(33)
42	LOSS IN UDI'S RESTATEMENT	-	-	-	-
43	GAIN IN UDI'S RESTATEMENT	-	-	-	-

8	OTHER FINANCIAL OPERATIONS	(315,775)	100	14,775	100
29	OTHER NET EXPENSES (INCOME) NET	(315,775)	100	14,775	100
30	(PROFIT) LOSS ON SALE OF OWN SHARES	-	-	-	-
31	(PROFIT) LOSS ON SALE OF SHORT-TERM INVESTMENTS	-	-	-	-

10	RESERVE FOR TAXES AND WORKERS' PROFIT SHARING	132,351	100	8,648	100
32	INCOME TAX	111,816	84	99,602	1,152
33	DEFERRED INCOME TAX	(17,235)	(13)	(115,646)	(1,337)
34	WORKERS' PROFIT SHARING	37,424	28	24,345	282
35	DEFERRED WORKERS' PROFIT SHARING	346	0	347	4

CONSOLIDATED FINANCIAL STATEMENT
FROM JANUARY THE 1st TO MARCH 31 OF 2004 AND 2003
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
1	CONSOLIDATED NET INCOME	354,540	(176,993)
2	+(-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE USING CASH	252,673	449,079
3	CASH FLOW FROM NET INCOME OF THE YEAR	607,213	272,086
4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(692,649)	(312,445)
5	CASH GENERATED (USED) IN OPERATING ACTIVITIES	(85,436)	(40,359)
6	CASH FLOW FROM EXTERNAL FINANCING	(233,474)	1,404,204
7	CASH FLOW FROM INTERNAL FINANCING	(67,549)	(69,568)
8	CASH FLOW GENERATED (USED) BY FINANCING	(301,023)	1,334,636
9	CASH FLOW GENERATED (USED) IN INVESTMENT ACTIVITIES	202,458	(757,413)
10	NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS	(184,001)	536,864
11	CASH AND SHORT-TERM INVESTMENTS AT THE BEGINNING OF PERIOD	1,426,907	2,392,511
12	CASH AND SHORT-TERM INVESTMENTS AT THE END OF PERIOD	1,242,906	2,929,375

CONSOLIDATED FINANCIAL STATEMENT
BREAKDOWN OF MAIN CONCEPTS
(Thousands of Pesos)
REF C	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR	QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount	Amount
2	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	252,673	449,079
13	DEPRECIATION AND AMORTIZATION FOR THE YEAR	522,733	503,650
14	+ (-) NET INCREASE (DECREASE) IN PENSIONS FUND AND SENIORITY PREMIUMS	64,522	47,993
15	+ (-) NET LOSS (PROFIT) IN MONEY EXCHANGE	-	-
16	+ (-) NET LOSS (PROFIT) IN ASSETS AND LIABILITIES ACTUALIZATION	-	-
17	+ (-) OTHER ITEMS	-	-
40	+ (-) ITEMS ADDED TO INCOME WHICH DO NOT REQUIRE CASH USAGE	(334,582)	(102,564)

4	CASH FLOW FROM CHANGE IN WORKING CAPITAL	(692,649)	(312,445)
18	+ (-) DECREASE (INCREASE) IN ACCOUNT RECEIVABLE	(155,025)	(299,288)
19	+ (-) DECREASE (INCREASE) IN INVENTORIES	22,723	72,392
20	+ (-) DECREASE (INCREASE) IN OTHER ACCOUNT RECEIVABLE	(723,260)	(125,392)
21	+ (-) INCREASE (DECREASE) IN SUPPLIER ACCOUNT	(149,334)	(319,447)
22	+ (-) INCREASE (DECREASE) IN OTHER LIABILITIES	312,247	359,290

6	CASH FLOW FROM EXTERNAL FINANCING	(233,474)	1,404,204
23	+ SHORT-TERM BANK AND STOCK MARKET FINANCING	470,908	576,800
24	+ LONG-TERM BANK AND STOCK MARKET FINANCING	152,504	3,525,916
25	+ DIVIDEND RECEIVED	-	-
26	+ OTHER FINANCING	-	-
27	(-) BANK FINANCING AMORTIZATION	(856,886)	(2,698,512)
28	(-) STOCK MARKET AMORTIZATION	-	-
29	(-) OTHER FINANCING AMORTIZATION	-	-

7	CASH FLOW FROM INTERNAL FINANCING	(67,549)	(69,568)
30	+ (-) INCREASE (DECREASE) IN CAPITAL STOCKS	-	-
31	(-) DIVIDENDS PAID	(67,549)	(69,568)
32	+ PREMIUM ON SALE OF SHARES	-	-
33	+ CONTRIBUTION FOR FUTURE CAPITAL INCREASES	-	-

9	CASH FLOW GENERATED (UTILIZED) IN INVESTMENT ACTIVITIES	202,458	(757,413)
34	+ (-) DECREASE (INCREASE) IN STOCK INVESTMENTS OF A PERMANENT NATURE	-	-
35	(-) ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT	(343,596)	(427,485)
36	(-) INCREASE IN CONSTRUCTIONS IN PROGRESS	-	-
37	+ SALE OF OTHER PERMANENT INVESTMENTS	-	-
38	+ SALE OF TANGIBLE FIXED ASSETS	1,068	187
39	+ (-) OTHER ITEMS	544,986	(330,115)

RATIOS
CONSOLIDATED
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
	YIELD
1	NET INCOME TO NET SALES	5.80%		(2.96)%
2	NET INCOME TO STOCK HOLDERS' EQUITY (**)	(0.82)%		(7.80)%
3	NET INCOME TO TOTAL ASSETS (**)	0.44%		(1.37)%
4	CASH DIVIDENDS TO PREVIOUS YEAR NET INCOME	-%		-%
5	INCOME DUE TO MONETARY POSITION TO NET INCOME	64.15%		(95.59)%

	ACTIVITY
6	NET SALES TO NET ASSETS (**)	0.83	times	0.78	times
7	NET SALES TO FIXED ASSETS (**)	1.36	times	1.30	times
8	INVENTORIES ROTATION (**)	4.73	times	4.49	times
9	ACCOUNTS RECEIVABLE IN DAYS OF SALES	29.00	days	33.00	days
10	PAID INTEREST TO TOTAL LIABILITIES WITH COST (**)	11.70%		10.36%

	LEVERAGE
11	TOTAL LIABILITIES TO TOTAL ASSETS	72.27%		73.38%
12	TOTAL LIABILITIES TO STOCK HOLDERS' EQUITY	2.61	times	2.76	times
13	FOREIGN CURRENCY LIABILITIES TO TOTAL LIABILITIES	53.83%		51.60%
14	LONG-TERM LIABILITIES TO FIXED ASSETS	58.05%		61.10%
15	OPERATING INCOME TO INTEREST PAID	0.70	times	0.80	times
16	NET SALES TO TOTAL LIABILITIES (**)	1.15	times	1.06	times

	LIQUIDITY
17	CURRENT ASSETS TO CURRENT LIABILITIES	1.00	times	1.03	times
18	CURRENT ASSETS LESS INVENTORY TO CURRENT LIABILITIES	0.58	times	0.65	times
19	CURRENTS ASSETS TO TOTAL LIABILITIES	0.42	times	0.44	times
20	AVAILABLE ASSETS TO CURRENT LIABILITIES	13.39%		28.54%

	CASH FLOW
21	CASH FLOW FROM NET INCOME TO NET SALES	9.93%		4.54%
22	CASH FLOW FROM CHANGES IN WORKING CAPITAL TO NET SALES	(11.33)%		(5.22)%
23	CASH GENERATED (USED) IN OPERATING TO INTEREST PAID	(0.19)	times	(0.09)	times
24	EXTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	77.56%		105.21%
25	INTERNAL FINANCING TO CASH GENERATED (USED) IN FINANCING	22.44%		(5.21)%
26	ACQUISITION OF PROPERTY, PLANT AND EQUIPMENT TO CASH GENERATED (USED) IN INVESTMENT ACTIVITIES	(169.71)%		56.44%

DATA PER SHARE
CONSOLIDATED FINANCIAL STATEMENT
REF P	CONCEPTS	QUARTER OF PRESENT FINANCIAL YEAR		QUARTER OF PREVIOUS FINANCIAL YEAR
		Amount		Amount
1	BASIC PROFIT PER ORDINARY SHARE (**)	$ (0.16)		$ (1.56)
2	BASIC PROFIT PER PREFERENT SHARE (**)	$ -		$ -
3	DILUTED PROFIT PER ORDINARY SHARE (**)	$ -		$ -
4	CONTINUOUS OPERATING PROFIT PER COMMON SHARE(**)	$ 44.51		$ (254.94)
5	EFFECT OF DISCONTINUOUS OPERATING ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ 103.50
6	EFFECT OF EXTRAORDINARY PROFIT AND LOSS ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
7	EFFECT BY CHANGES IN ACCOUNTING POLICIES ON CONTINUOUS OPERATING PROFIT PER SHARE (**)	$ -		$ -
8	CARRYING VALUE PER SHARE	$ 19.33		$ 20.00
9	CASH DIVIDEND ACCUMULATED PER SHARE	$ 0.30		$ 0.36
10	DIVIDEND IN SHARES PER SHARE	-	shares	-	shares
11	MARKET PRICE TO CARRYING VALUE	0.72	times	0.39	times
12	MARKET PRICE TO BASIC PROFIT PER ORDINARY SHARE (**)	(88.16)	times	(5.00)	times
13	MARKET PRICE TO BASIC PROFIT PER PREFERENT SHARE (**)	-	times	-	times

	(**) LAST TWELVE MONTHS

RELATION OF SHARES INVESTMENTS

ANNEX 3
COMPANY NAME	MAIN ACTIVITIES	NUMBER OF SHARES	OWNERSHIP	TOTAL AMOUNT (Thousands of Pesos)
				ACQUISITION COST	PRESENT VALUE
SUBSIDIARIES
VITRO ENVASES DE NORTEAMERICA S.A. DE C.V.	ENVASES DE VIDRIO	759,561,828	100	1,684,618	1,684,618
PLASTICOS BOSCO SA DE CV	ARTICULOS DE PLASTICO	2,816,542	100	63,053	63,053
VITRO PLAN SA DE CV	SUB-TENEDORA	31,830,500	65	31,830	31,830
VITRO CORPORATIVO SA DE CV	PRESTACION DE SERVICIOS	741,955,513	100	741,956	741,956
VITROCRISA HOLDING S DE RL DE CV	SUB-TENEDORA	94,937,160	51	76,943	76,943
AEROVITRO SA DE CV	PRESTACION DE SERVICIOS AEREOS	71,524,627	100	161,568	161,568
VITRO AMERICAN NATIONAL CAN SA DE CV	FAB. DE LATAS DE ALUMINIO	105,672,290	50	105,672	105,672
SERVICIOS LEGALES Y VALORES SA DE CV	PRESTACION DE SERVICIOS	63,200	100	55	55
FOMENTO INMOBILIARIO Y DE LA CONSTRUCCION SA DE C	INMOBILIARIA	470,997,088	100	470,997	470,997
INMOBILIARIA DE LA SUERTE SA DE CV	ARRENDADORA DE INMUEBLES	34,999	100	42	42
FABRICACION DE CUBIERTOS SA DE CV	FAB. DE CUBIERTOS	30,412,485	100	30,412	30,412
CRISA LIBBEY SA DE CV	COMERCIALIZADORA	25,500	51	26	26
SERVICIOS Y OPERACIONES FINANCIERAS VITRO SA DE C	PRESTACION DE SERVICIOS	345,459,243	100	345,459	345,459
METALURGIA ORIENTAL SA DE CV	BIENES DE CAPITAL Y HERRAMIENTAS	25,321,041	100	25,321	25,321
MANUFACTURAS ENSAMBLAJES Y FUNDICIONES S DE RL DE	COMERCIALIZADORA	118,763,806	100	118,764	118,764
VITRO H20 DE MEXICO S DE RL DE CV	ARTICULOS PARA TRATAMIENTO DE AGUA	2,244,018	51	2,244	2,244
OTRAS SUBSIDIARIAS (4) (NO. DE SUBS.:)		1	-	-	777,151
-	-	-	-	-	-
-	-	-	-	-	-
-	-	-	-	-	-

TOTAL INVESTMENT IN SUBSIDIARIES				3,858,960	4,636,111

ASSOCIATES
-	-	-	-	-	-
TOTAL INVESTMENT IN ASSOCIATES	-	-	-	-	-

OTHER PERMANENT INVESTMENTS				-	-

T O T A L					4,636,111

CREDITS BREAKDOWN
(Thousands of Pesos)

ANNEX 5
			DENOMINATED IN PESOS		AMORTIZATION OF CREDITS IN FOREIGN CURRENCY
CREDIT / TYPE / INSTITUTION	AMORT. DATE	INTER. RATE	UNTIL 1 YEAR	MORE THAN 1 YEAR	CURRENT YEAR	UNTIL 1 YEAR	UNTIL 2 YEARS	UNTIL 3 YEARS	UNTIL 4 YEARS	UNTIL 5 YEARS
BANKS
FOREIGN TRADE
HSBC BANK	21/08/2006	3.18	37,793	87,020	-	29,255	-	-	-	-
CITIBANK N.A.	21/08/2006	3.18	56,700	137,306	-	43,872	-	-	-	-
BANCOMEXT	21/08/2006	3.18	63,003	169,444	-	48,744	-	-	-	-
ABN AMRO BANK, N.V.	21/08/2006	3.18	37,793	87,019	-	29,255	-	-	-	-
BANCO NACIONAL DE MEXICO, S.	21/08/2006	3.18	37,793	87,018	-	29,255	-	-	-	-
BANK OF MONTREAL	21/08/2006	3.18	25,199	53,493	-	19,500	-	-	-	-
BANCA NAZIONALE DE LAVORO	21/08/2006	3.18	12,605	28,396	-	9,744	-	-	-	-
CHASE BANK OF TEXAS	21/08/2006	3.18	12,605	28,396	-	9,744	-	-	-	-
CREDIT SUISSE FIRST BOSTON	21/08/2006	3.18	12,605	28,396	-	9,744	-	-	-	-
HYPO VEREISBANK	22/11/2007	1.98	-	-	-	3,476	3,476	3,476	3,476	-
COMERICA BANK	61/02/2008	3.23	-	-	-	11,174	11,174	11,174	11,174	5,587
CALIFORNIA COMMERCE BANK	15/04/2004	2.32	-	-	290,544	-	-	-	-	-
ABN AMRO BANK, N.V.	26/04/2004	3.09	-	-	125,157	-	-	-	-	-
TORONTO DOMINION BANK	10/52/2008	1.37	-	-	-	6,298	6,298	6,298	3,149	-
HYPO VEREISBANK	26/05/2006	1.98	-	-	-	2,357	2,357	1,178	-	-
HYPO VEREISBANK	70/12/2007	1.92	-	-	-	1,199	1,199	1,199	599	-
BANCO NACIONAL DE MEXICO, S.	31/08/2004	3.34	-	-	-	335,244	-	-	-	-
CITIBANK N.A.	29/06/2005	3.73	-	-	-	73,753	36,876	-	-	-
BANK OF MONTREAL	10/52/2004	4.63	-	-	-	44,699	-	-	-	-
COMERICA BANK	10/52/2004	4.63	-	-	-	44,699	-	-	-	-
EXPORT DEVELOPMENT CO.	10/52/2004	4.12	-	-	-	22,349	-	-	-	-
HYPO VEREISBANK	29/12/2004	3.71	-	-	-	2,581	-	-	-	-
UNSECURED DEBT
CITIBANK N.A.	30/92/2004	3.38	-	-	27,937	-	-	-	-	-
CITIBANK N.A.	40/52/2004	3.49	-	-	33,524	-	-	-	-	-
CITIBANK N.A.	26/05/2004	3.48	-	-	11,174	-	-	-	-	-
CITIBANK N.A.	70/62/2004	3.48	-	-	10,839	-	-	-	-	-
CITIBANK N.A.	30/92/2004	3.40	-	-	5,587	-	-	-	-	-
CITIBANK N.A.	16/06/2004	3.47	-	-	33,524	-	-	-	-	-
CITIBANK N.A.	80/92/2004	3.40	-	-	44,699	-	-	-	-	-
CITIBANK N.A.	17/05/2004	3.47	-	-	27,937	-	-	-	-	-
CITIBANK N.A.	26/05/2004	3.48	-	-	44,699	-	-	-	-	-
CITIBANK N.A.	11/08/2004	3.44	-	-	44,699	-	-	-	-	-
CITIBANK N.A.	70/62/2004	3.48	-	-	50,286	-	-	-	-	-
CITIBANK N.A.	16/04/2004	3.46	-	-	39,111	-	-	-	-	-
CITIBANK N.A.	60/82/2004	3.45	-	-	22,349	-	-	-	-	-
CITIBANK N.A.	20/72/2004	3.48	-	-	33,524	-	-	-	-	-
CITIBANK N.A.	30/92/2004	3.40	-	-	22,349	-	-	-	-	-
CITIBANK N.A.	10/62/2004	3.29	-	-	27,713	-	-	-	-	-
CITIBANK N.A.	10/42/2004	3.63	-	-	6,709	-	-	-	-	-
LLOYDS BANK	10/52/2004	3.03	-	-	6,466	-	-	-	-	-
LLOYDS BANK	10/52/2004	3.13	-	-	8,381	-	-	-	-	-
SCOTIABANK	10/92/2009	4.13	-	-	-	7,563	7,563	7,563	7,563	45,375
CITIBANK	10/72/2004	3.23	-	-	16,762	-	-	-	-	-
CITIBANK	10/42/2004	2.91	-	-	2,916	-	-	-	-	-
CITIBANK	10/42/2004	2.92	-	-	16,762	-	-	-	-	-
SCOTIABANK	10/62/2004	4.13	-	-	3,465	-	-	-	-	-
SCOTIABANK	10/72/2004	4.13	-	-	562	-	-	-	-	-
SCOTIABANK	10/82/2004	2.85	-	-	17,879	-	-	-	-	-
DRESDNER	10/62/2004	2.87	-	-	5,587	-	-	-	-	-
BANCO COMERCIAL PORTUGUES	50/62/2005	4.04	-	-	-	339	77	-	-	-
BANCO PORTUGUES DE INVESTIMI	90/52/2004	4.04	-	-	114	-	-	-	-	-
BANCO PORTUGUES DE INVESTIMI	25/07/2006	4.04	-	-	-	461	461	239	-	-
BANCO ESPIRITU SANTO	30/11/2005	4.54	-	-	-	93	66	-	-	-
BANCO ESPIRITU SANTO	16/02/2006	4.54	-	-	-	194	183	-	-	-
BANCO PORTUGUES DE INVESTIMI	15/09/2004	4.54	-	-	125	-	-	-	-	-
BANCO COMERCIAL PORTUGUES	25/12/2005	4.04	-	-	-	662	-	-	-	-
BANCO PORTUGUES DE INVESTIMI	15/03/2006	4.04	-	-	-	2,201	2,201	815	-	-
BANCO COMERCIAL PORTUGUES	25/12/2005	4.04	-	-	-	208	-	-	-	-
BANCO COMERCIAL PORTUGUES	70/62/2005	4.04	-	-	-	234	120	-	-	-
BANCO PORTUGUES DE INVESTIMI	25/11/2004	4.04	-	-	2,458	-	-	-	-	-
BANCO ATLANTICO	70/12/2005	3.48	-	-	-	-	11,611	-	-	-
BANCO PORTUGUES DE INVESTIMI	30/07/2008	4.28	-	-	-	2,822	2,822	2,822	2,822	547
BANCO NACIONAL DE CREDITO IN	23/09/2004	3.48	-	-	10,996	-	-	-	-	-
BANCO HERRERO	13/09/2004	3.04	-	-	3,472	-	-	-	-	-
BANCO BILBAO VIZCAYA	22/05/2004	3.04	-	-	7,232	-	-	-	-	-
LA CAIXA	17/06/2004	3.04	-	-	2,496	-	-	-	-	-
BCO. POPULAR ESPANOL	21/06/2004	3.04	-	-	3,432	-	-	-	-	-
CAJA MADRID	21/06/2004	2.94	-	-	6,670	-	-	-	-	-
BANKINTER	26/06/2004	2.84	-	-	3,579	-	-	-	-	-
BCO.ZARAGOZANO	28/07/2004	2.79	-	-	1,862	-	-	-	-	-
CAIXA NOVA	28/07/2004	2.79	-	-	7,922	-	-	-	-	-
CAJA ESPANA	28/07/2004	3.04	-	-	5,047	-	-	-	-	-
CAJA DUERO	20/06/2006	2.94	-	-	-	4,291	4,291	994	-	-
CAJA MADRID	25/10/2007	2.79	-	-	-	5,422	5,422	5,422	3,765	-
CAJA ESPANA	17/06/2008	3.29	-	-	-	1,687	1,687	1,687	1,687	625
BANESTO	15/07/2008	3.04	-	-	-	5,122	5,122	5,122	5,122	4,295
BANCO DE CASTILLA	25/06/2007	3.45	-	-	-	125	125	125	134	-
CAJA ESPANA	20/04/2004	3.05	-	-	16,878	-	-	-	-	-
CAJA MADRID	23/04/2004	3.07	-	-	5,489	-	-	-	-	-
CADA DE CASTILLA	50/42/2004	3.04	-	-	3,437	-	-	-	-	-
BANESTO	29/04/2004	2.94	-	-	6,647	-	-	-	-	-
CAJA DUERO	25/10/2004	2.79	-	-	3,542	-	-	-	-	-
BANCO PASTOR	26/11/2004	3.14	-	-	3,874	-	-	-	-	-
BANK OF AMERICA	10/42/2004	5.00	-	-	12,292	-	-	-	-	-
CAIXANOVA	60/52/2008	2.84	-	-	-	-	-	-	-	10,057
CITIBANK N.A.	27/03/2006	3.15	-	-	-	7,822	11,174	-	-	-
COMERICA BANK	27/03/2006	3.15	-	-	-	144,713	206,733	-	-	-
BANCOMEXT	27/03/2006	3.15	-	-	-	78,223	111,748	-	-	-
WACHOVIA	27/03/2006	3.15	-	-	-	58,667	83,811	-	-	-
CAIXANOVA	27/03/2006	3.15	-	-	-	23,467	33,524	-	-	-
CITIBANK N.A.	27/03/2008	3.52	-	-	-	3,352	6,704	10,057	13,409	-
COMERICA BANK	27/03/2008	3.52	-	-	-	29,322	58,656	87,979	117,313	-
BANCOMEXT	27/03/2008	3.52	-	-	-	22,349	44,699	67,048	89,398	-
CAIXANOVA	27/03/2008	3.52	-	-	-	5,587	11,174	16,762	22,349	-
BANK OF MONTREAL	27/03/2008	3.52	-	-	-	11,174	22,349	33,524	44,699	-
BANAMEX	27/03/2007	8.35	76,983	269,424	-	-	-	-	-	-
COMERICA BANK	27/03/2007	8.35	25,858	90,493	-	-	-	-	-	-
BANCOMEXT	27/03/2007	8.35	21,992	76,983	-	-	-	-	-	-
CITIBANK N.A.	28/05/2004	3.48	-	-	110,630	-	-	-	-	-
BBVA BANCOMER	30/52/2004	3.30	-	-	44,699	-	-	-	-	-
BBVA BANCOMER	30/52/2004	3.30	-	-	50,286	-	-	-	-	-
BBVA BANCOMER	30/52/2004	3.30	-	-	117,335	-	-	-	-	-
CITIBANK N.A.	28/05/2004	3.52	-	-	223,496	-	-	-	-	-
BANORTE	14/05/2004	4.12	-	-	54,756	-	-	-	-	-
COMERICA BANK	10/06/2004	3.11	-	-	111,748	-	-	-	-	-
BANCO BOGOTA	15/04/2004	16.00	-	-	43	-	-	-	-	-
BANCO BOGOTA	10/05/2004	12.54	-	-	536	-	-	-	-	-
BANCO BOGOTA	40/82/2004	12.54	-	-	1,527	-	-	-	-	-
CITIBANK	19/03/2004	12.70	-	-	39,128	-	-	-	-	-
CITIBANK N.A.	20/42/2004	3.38	-	-	36,876	-	-	-	-	-
CITIBANK N.A.	14/04/2004	3.38	-	-	26,819	-	-	-	-	-
BANORTE	30/62/2004	4.18	-	-	89,398	-	-	-	-	-
CITIBANK N.A.	60/82/2004	3.45	-	-	22,349	-	-	-	-	-
WITH WARRANTY
SANTANDER-SERFIN	31/01/2006	8.75	23,724	21,746	-	-	-	-	-	-
SANTANDER-SERFIN	31/01/2006	8.75	12,772	11,711	-	-	-	-	-	-
INBURSA	31/12/2006	5.09	-	-	-	4,469	4,469	35,759	-	-
SCOTIABANK	20/12/2005	3.14	-	-	-	36,876	51,836	-	-	-
CITIBANK	40/62/2004	3.22	-	-	10,057	-	-	-	-	-
CITIBANK	80/12/2006	3.25	-	-	-	1,951	2,601	1,968	-	-
CITIBANK	90/12/2006	3.39	-	-	-	1,396	1,862	1,388	-	-
BANCO NACIONAL DE MEXICO, S.	90/42/2006	3.41	-	-	-	6,238	5,587	2,793	-	-
BANCO NACIONAL DE MEXICO, S.	90/42/2006	3.41	-	-	-	23,000	22,349	11,174	-	-
BANCO NACIONAL DE MEXICO, S.	90/42/2006	3.41	-	-	-	52,088	51,437	25,718	-	-
BANCO NACIONAL DE MEXICO, S.	90/42/2006	3.41	-	-	-	8,104	7,453	3,725	-	-
CONACYD	13/10/2005	3.39	5,833	5,844	-	-	-	-	-	-
BANCO PASTOR	28/08/2008	3.53	-	-	-	3,171	3,171	3,171	3,171	2,464
BANCO DE CASTILLA	40/52/2008	3.38	-	-	-	3,387	3,387	3,387	3,387	1,340
SANTANDER-SERFIN	31/01/2006	8.75	18,248	16,728	-	-	-	-	-	-
INBURSA	31/12/2006	5.09	-	-	-	29,054	29,054	232,435	-	-
IXE	10/42/2004	8.00	100,000	-	-	-	-	-	-	-
TOTAL BANKS			581,506	1,199,417	2,028,388	1,362,776	876,909	585,002	333,217	70,290
LISTED IN THE MEXICAN STACK EXCHANGE
UNSECURED DEBT
PUBLICO	22/03/2004	8.75	-	-	134,097	-	-	-	-	-
PUBLICO	10/12/2004	6.20	156,592	-	-	-	-	-	-	-
PUBLICO	10/12/2006	9.90	-	477,119	-	-	-	-	-	-
PUBLICO	60/72/2006	9.00	-	630,850	-	-	-	-	-	-
PUBLICO	10/02/2008	9.13	-	360,000	-	-	-	-	-	-
PUBLICO	22/12/2008	9.13	-	1,000,000	-	-	-	-	-	-
PUBLICO	20/52/2009	9.60	-	150,312	-	-	-	-	-	-
PUBLICO	15/04/2004	9.42	63,450	-	-	-	-	-	-	-
PUBLICO	29/08/2004	8.57	26,000	-	-	-	-	-	-	-
PUBLICO	29/07/2004	8.58	100,000	-	-	-	-	-	-	-
PUBLICO	22/04/2004	9.07	50,000	-	-	-	-	-	-	-
PUBLICO	81/22/2004	9.92	71,400	-	-	-	-	-	-	-
PUBLICO	30/07/2004	9.00	50,000	-	-	-	-	-	-	-
PUBLICO	80/52/2004	9.51	90,700	-	-	-	-	-	-	-
PUBLICO	27/05/2004	9.61	48,000	-	-	-	-	-	-	-
PUBLICO	11/01/2013	11.75	-	-	-	-	-	-	-	2,490,672
PUBLICO	15/05/2007	11.38	-	1,117,480	-	-	-	-	845,965	-
CREDIT SUISSE FIRST BOSTON	30/04/2009	11.50	-	-	-	-	-	-	-	693,172
TOTAL STOCK EXCHANGE			656,142	3,735,761	134,097	-	-	-	845,965	3,183,844

SUPPLIERS
PEMEX GAS Y PETROQUIMICA BAS			54,597	-	-	-	-	-	-	-
MATERIAS PRIMAS DE LAMPAZOS			33,603	-	-	-	-	-	-	-
EMPAQUES DE CARTON TITAN, S.			28,661	-	-	-	-	-	-	-
GAS INDUSTRIAL DE MONTERREY,			24,178	-	-	-	-	-	-	-
IBM DE MEXICO, COM. Y SERVIC			22,301	-	-	-	-	-	-	-
TRACTEBEL ENERGIA DE MONTERR			22,013	-	-	-	-	-	-	-
MATERIAS PRIMAS MONTERREY, S			21,243	-	-	-	-	-	-	-
CARTONPACK, S.A. DE C.V.			20,681	-	-	-	-	-	-	-
PRAXAIR MEXICO, S.A. DE C.V.			18,572	-	-	-	-	-	-	-
INGENIERIA EN EMPAQUE ARVISA			16,489	-	-	-	-	-	-	-
WEYERHAEUSER DE MEXICO, S.A.			15,942	-	-	-	-	-	-	-
RESIRENE S.A. DE C.V.			14,295	-	-	-	-	-	-	-
TFM S.A DE C.V.			13,122	-	-	-	-	-	-	-
RTS EMPAQUES S. DE RL. DE C.			12,420	-	-	-	-	-	-	-
FERROSUR, S.A. DE C.V.			11,050	-	-	-	-	-	-	-
MADERAS Y EMPAQUES SAN FERNA			10,899	-	-	-	-	-	-	-
RISOUL Y CIA, S. A. DE C. V.			10,351	-	-	-	-	-	-	-
FABRICAS MONTERREY, S.A. DE			8,981	-	-	-	-	-	-	-
RODAMIENTOS Y ACCESORIOS, S.			8,842	-	-	-	-	-	-	-
IMPERNASA, S.A.			8,006	-	-	-	-	-	-	-
MAQUINADOS MARFER, S.A. DE C			7,877	-	-	-	-	-	-	-
MASUQ SERVICIOS INDUSTRIALES			7,531	-	-	-	-	-	-	-
INTERGLASS, S. A. DE C. V.			7,440	-	-	-	-	-	-	-
SILOS Y CAMIONES, S.A. DE C.			7,268	-	-	-	-	-	-	-
COMISION FEDERAL DE ELECTRIC			7,236	-	-	-	-	-	-	-
DIAMOND PACK S.A. DE C.V.			6,953	-	-	-	-	-	-	-
MAGID DE MEXICO,LLC			6,940	-	-	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			6,848	-	-	-	-	-	-	-
ARCO ALUMINUM, INC.			-	-	63,036	-	-	-	-	-
SOLUTIA, INC.			-	-	58,293	-	-	-	-	-
AMERICAN NATURAL SODA ASH CO			-	-	53,848	-	-	-	-	-
UNION PACIFIC RAILROAD CO.			-	-	23,983	-	-	-	-	-
FORD MOTOR COMPANY			-	-	13,984	-	-	-	-	-
LAMTEC CORPORATION			-	-	12,998	-	-	-	-	-
TECHINT COMPAGNIA TECNICA IN			-	-	12,845	-	-	-	-	-
DOW QUIMICA MEXICANA, S.A. D			-	-	12,719	-	-	-	-	-
PHILLIPS 66 COMPANY			-	-	12,320	-	-	-	-	-
ATOFINA CHEMICALS, INC.			-	-	12,085	-	-	-	-	-
PILKINGTON BROTHER LTD			-	-	11,816	-	-	-	-	-
FORD MOTOR COMPANY			-	-	10,289	-	-	-	-	-
BASF MEXICANA, S.A. DE C.V.			-	-	10,159	-	-	-	-	-
SMURFIT CARTON Y PAPEL DE ME			-	-	10,057	-	-	-	-	-
ALCAN ALUMINUM CORPORATION			-	-	9,444	-	-	-	-	-
IBM DE MEXICO,COMERCIALIZACI			-	-	9,060	-	-	-	-	-
LIBBEY OWENS FORD CO.			-	-	8,209	-	-	-	-	-
SCHNEIDER NATIONAL, INC			-	-	8,097	-	-	-	-	-
OTROS			462,623	-	700,876	-	-	-	-	-
TOTAL SUPPLIERS			896,962	-	1,054,118	-	-	-	-	-

OTHER LIABILITIES			1,116,177	-	1,381,232	-	-	-	-	-
OTHER CURRENT LIABILITIES AND OTHER CREDITS			1,116,177	-	1,381,232	-	-	-	-	-

T O T A L			3,250,787	4,935,178	4,597,835	1,362,776	876,909	585,002	1,179,182	3,254,134

TRADE BALANCE AND MONTERAY POSITION IN FOREIGN EXCHANGE
(Thousands of Pesos)

ANNEX 6
	DOLLARS (1)		OTHER CURRENCIES		TOTAL
TRADE BALANCE	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	THOUSANDS OF DOLLARS	THOUSANDS OF PESOS	THOUSANDS OF PESOS

TOTAL ASSETS	832,812	9,306,503	-	-	9,306,503

LIABILITIES POSITION	1,095,350	12,240,314	-	-	12,240,314
SHORT TERM LIABILITIES POSITION	548,460	6,128,932	-	-	6,128,932
LONG TERM LIABILITIES POSITION	546,890	6,111,382	-	-	6,111,382

NET BALANCE	(262,538)	(2,933,811)			(2,933,811)

INTEGRATION AND INCOME CALCULATION BY MONETARY POSITION (1)
(Thousands of Pesos)

ANNEX 7
MONTH	MONETARY ASSETS	MONETARY LIABILITIES	(ASSET) LIABILITIES MONETARY POSITION	MONTHLY INFLATION	MONTHLY (PROFIT) AND LOSS

JANUARY	5,400,924	20,244,466	14,843,543	0.50	74,794
FEBRUARY	5,455,959	20,180,083	14,724,124	0.64	94,208
MARCH	5,316,814	20,097,166	14,780,352	0.40	58,442
APRIL	-	-	-	-	-
MAY	-	-	-	-	-
JUNE	-	-	-	-	-
JULY	-	-	-	-	-
AUGUST	-	-	-	-	-
SEPTEMBER	-	-	-	-	-
OCTOBER	-	-	-	-	-
NOVEMBER	-	-	-	-	-
DECEMBER	-	-	-	-	-

ACTUALIZATION	-	-	-	-	-
CAPITALIZATION	-	-	-	-	-
FOREIGN CORP.	-	-	-	-	-
OTHER	-	-	-	-	-

TOTAL					227,444